UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2011

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2011, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its second quarter results of operation for the period ended June 30, 2011.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

Item 7.01 Regulation FD Disclosure.

On July 25, 2011, Helix issued a press release announcing its second quarter results of operation for the period ended June 30, 2011.  In addition, on July 26, 2011, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the Second Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials will also be posted beginning on July 26, 2011 in the Presentations section under Investor Relations of Helix’s website, www.HelixESG.com.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Number                     Description
----------                      --------------
99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 25, 2011 reporting financial results for the second quarter of 2011.

99.2	Second Quarter 2011 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           July 25, 2011

       HELIX ENERGY SOLUTIONS GROUP, INC.

        By:              /s/ Anthony Tripodo
      Anthony Tripodo
        Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 25, 2011 reporting financial results for the second quarter of 2011.

99.2	Second Quarter 2011 Conference Call Presentation.